Exhibit 99.1

FingerMotion Announces Leadership Change

Seasoned Nasdaq senior executive and corporate attorney brings proven public company leadership to FingerMotion

Singapore, Singapore, August 5, 2026 (GLOBE NEWSWIRE) - FingerMotion, Inc. (NASDAQ: FNGR) (“FingerMotion” or the “Company”), a mobile services, data and technology company, announced the appointment, effective yesterday, of Jolie Kahn as Chief Executive Officer for the Company, replacing Martin Shen.

Martin Shen, outgoing Chief Executive Officer, comments, “As I step down as Chief Executive Officer of FingerMotion, I want to express my sincere gratitude to the FingerMotion community – my colleagues, our shareholders, employees, customers and partners - for their trust, dedication, and unwavering support throughout this remarkable journey. Together, we guided the Company from its early days on the OTC Markets to achieving a Nasdaq listing—a milestone that reflected the hard work, resilience, and commitment of our entire team. Along the way, we strengthened our business, expanded our opportunities, and built a solid foundation for long-term growth. As I pass the leadership of the Company to the next generation, I do so with great confidence in FingerMotion’s future, and I am excited to see what’s next for this Company. Thank you for the opportunity to serve as your CEO. It has been one of the greatest honors of my professional career, and a privilege to have been part of FingerMotion’s journey.”

Ms. Kahn brings extensive experience in corporate finance, management, and corporate and securities law. Most recently, she served as Chief Executive Officer of AVAX One Technology Ltd., a digital asset treasury company, where she led the company’s rebrand and strategic pivot to an Avalanche (AVAX) digital asset treasury. She previously served as counsel for one of the largest publicly traded Bitcoin mining companies in North America as well as interim CFO to several Nasdaq listed companies.

Throughout her career, Ms. Kahn has held various corporate finance positions, including significant involvement in the preparation of periodic filings and financial statements, public company audits, and the structuring and negotiation of complex multi-million-dollar debt and equity financings, mergers, acquisitions, and reverse mergers. She also represents public and private companies, hedge funds, and other institutional investors in their investments in public companies. Ms. Kahn holds a B.A. from Cornell University and a J.D., magna cum laude, from the Benjamin N. Cardozo School of Law.

“FingerMotion is at a pivotal juncture in its evolution, and I am honored to step into this role,” said Ms. Kahn. “I look forward to working closely with the Board and the entire FingerMotion team to build on the foundation Martin Shen has established, sharpen our strategic focus, and drive long-term value for shareholders.”

About FingerMotion, Inc.

FingerMotion is an evolving technology company. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion evaluates other emerging technologies as it determines its business objectives for the future.

For more information on FingerMotion, visit: https://fingermotion.com/

Company Contact:

FingerMotion, Inc. For further information e-mail: info@fingermotion.com

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States securities laws. These statements relate to analysis and other information that are based on forecasts or future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. We have based these forward-looking statements on our current expectations about future events or performance. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed or implied in our forward-looking statements for various reasons. Factors that could contribute to such differences include, but are not limited to: international, national and local general economic and market conditions; demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to manage its VIE contracts; the ability of the Company to maintain its relationships and licenses in China; adverse publicity; competition and changes in the Chinese telecommunications market; fluctuations and difficulty in forecasting operating results; business disruptions, such as technological failures and/or cybersecurity breaches; and the other factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. The forward-looking statements included in this release are made only as of the date hereof. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of any offer to buy our securities.